                                                                   EXHIBIT 10.44

                          TRADEMARK SECURITY AGREEMENT

      This TRADEMARK SECURITY AGREEMENT (this "Trademark Security Agreement") is made this 5th day of April, 2007, among the Grantors listed on the signature pages hereof (collectively, jointly and severally, "Grantors" and each individually "Grantor"), and THE BANK OF NEW YORK TRUST COMPANY, N.A., in its capacity as Collateral Agent for itself, the Holders and the Trustee (together with its successors and assigns in such capacity, "Collateral Agent").

                              W I T N E S S E T H:

      WHEREAS, pursuant to that certain Indenture dated of November 30, 2004 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including all exhibits and schedules thereto, the "Indenture") among Altra Industrial Motion, Inc., a Delaware corporation ("Company"), each of the Guarantors named therein ("Guarantors"), The Bank of New York Trust Company, N.A., as Trustee (in such capacity, the "Trustee"), and Collateral Agent, Company has issued to the Holders its 9% Senior Secured Notes Due 2011, and may issue from time to time additional notes in connection with the provisions of the Indenture (as the same may be amended and restated, supplemented or otherwise modified from time to time, collectively, the "Notes");

      WHEREAS, as a condition precedent to the initial purchase by the Holders of the Notes, Company and Guarantors (each in their respective capacity as a Grantor) executed and delivered to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, that certain Security Agreement dated as of November 30, 2004 (including all annexes, exhibits or schedules thereto, as from time to time amended and restated, supplemented or otherwise modified, the "Security Agreement")

      WHEREAS, as a condition precedent to the purchase by the Holders of additional Notes in the aggregate principal amount of $105,000,000, the Grantors shall have executed and delivered to Collateral Agent, for the benefit of the Holders, Trustee and Collateral Agent, that certain Supplement No. 1 to Security Agreement dated as of the date hereof (including all annexes, exhibits or schedules thereto, the "Supplement"); and

      WHEREAS, pursuant to the Security Agreement, as modified by the Supplement, the Grantors are required to execute and deliver to Collateral Agent, for the benefit of the Trustee, the Collateral Agent and the Holders, this Trademark Security Agreement.

      NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each Grantor hereby agrees as follows:

      1. DEFINED TERMS. All capitalized terms used but not otherwise defined herein have the meanings given to them in the Security Agreement and/or the Indenture.

      2. GRANT OF SECURITY INTEREST IN TRADEMARK COLLATERAL. Each Grantor hereby grants to Collateral Agent, for the benefit of the Trustee and the Holders, a continuing first priority security interest (subject to Permitted Liens) in all of such Grantor's right, title and interest in, to and under the following, whether presently existing or hereafter created or acquired (collectively, the "Trademark Collateral"):

            (a) all of its Trademarks and rights in and to Trademark Intellectual Property Licenses to which it is a party including those referred to on Schedule I hereto;

            (b) all extensions, modifications and renewals of the foregoing;

            (c) all goodwill of the business connected with the use of, and symbolized by, each Trademark; and

            (d) all products and proceeds of the foregoing, including, without limitation, any claim by such Grantor against third parties for past, present or future (i) infringement or dilution of any Trademark, or (ii) injury to the goodwill associated with any Trademark.

      3. SECURITY AGREEMENT. The security interests granted pursuant to this Trademark Security Agreement are granted in conjunction with the security interests granted to Collateral Agent, for the benefit of the Trustee, the Collateral Agent and the Holders, pursuant to the Security Agreement. Each Grantor hereby acknowledges and affirms that the rights and remedies of Collateral Agent with respect to the security interest in the Trademark Collateral made and granted hereby are more fully set forth in the Security Agreement, the terms and provisions of which are incorporated by reference herein as if fully set forth herein.

      4. AUTHORIZATION TO SUPPLEMENT. Grantors hereby authorize Collateral Agent unilaterally to modify this Agreement by amending Schedule I to include any trademarks, registrations, or applications therefor (including, without limitation, extensions or renewals) which become part of the Trademark Collateral under the Security Agreement. Notwithstanding the foregoing, no failure to so modify this Trademark Security Agreement or amend Schedule I shall in any way affect, invalidate or detract from Agent's continuing security interest in all Collateral, whether or not listed on Schedule I.

      5. COUNTERPARTS. This Trademark Security Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such separate counterparts shall together constitute but one and the same instrument. Any signatures delivered by a party by facsimile transmission or by e-mail transmission shall be deemed an original signature hereto.

                           [signature pages follow]

      IN WITNESS WHEREOF, each Grantor has caused this Trademark Security Agreement to be executed and delivered by its duly authorized officer as of the date first set forth above.


GRANTORS:
                                      TB WOOD'S INCORPORATED,
                                      a Pennsylvania corporation, as a Grantor

                                            By: /s/ William T. Fejes, Jr.
                                                --------------------------------
                                            Name: William T. Fejes, Jr.
                                            Title: President, CEO and Director

                                      PLANT ENGINEERING CONSULTANTS, LLC,
                                      a Tennessee limited liability company, as a Grantor

                                            By: /s/ William T. Fejes, Jr.
                                                --------------------------------
                                            Name: William T. Fejes, Jr.
                                            Title: President

                                      TB WOOD'S ENTERPRISES, INC.,
                                      a Delaware corporation, as a Grantor

                                            By: /s/ Joseph C. Horvath
                                                --------------------------------
                                            Name: Joseph C. Horvath
                                            Title: President and Treasurer

                                      TB WOOD'S CORPORATION,
                                      a Delaware corporation, as a Grantor

                                            By: /s/ William T. Fejes, Jr.
                                                --------------------------------
                                            Name: William T. Fejes, Jr.
                                            Title: President, CEO and Director

COLLATERAL AGENT:                     THE BANK OF NEW YORK TRUST
                                      COMPANY, N.A.,
                                      as Collateral Agent

                                      By:    /s/ Sandee Parks
                                             -----------------------------------
                                      Name:  Sandee Parks
                                             -----------------------------------
                                      Title: Vice President
                                             -----------------------------------

                SIGNATURE PAGE OF TRADEMARK SECURITY AGREEMENT

                                   SCHEDULE I
                                       to
                          TRADEMARK SECURITY AGREEMENT

                      TRADEMARK REGISTRATIONS/APPLICATIONS

                                                  APPLICATION/
    GRANTOR                                       REGISTRATION
                     COUNTRY          MARK             NO.        APP/REG DATE
--------------------------------------------------------------------------------
TB Wood's        United States   ALL-PRO         75/290,731/     5/12/1997/
Enterprises,                                     2,165,737       6/16/1998
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   BRAKETRON       73/254,657/     3/19/1980/
Enterprises,                                     1,164,393       8/11/1981
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   DECK            73/581,633/     2/7/1986/
Enterprises,                                     1,409,209       9/16/1986
Inc.                             (stylized)
--------------------------------------------------------------------------------
TB Wood's        United States   DISC-O-TORQUE   72/285,224/     11/20/1967/
Enterprises,                                     859,264         10/29/1968
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   DURA-FLEX       73/158,649/     2/13/1978/
Enterprises,                                     1,116,828       4/24/1979
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   E-FLOW          75/280,015/     4/23/1997/
Enterprises,                                     2,169,361       6/30/1998
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   E-trAC          73/491,494/     7/24/1984/
Enterprises,                     (Stylized)      1,333,061       4/30/1985
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   E-TROL+PLUS     75/273,178/     4/11/1997/
Enterprises,                                     2,156,683       5/12/1998
Inc.
--------------------------------------------------------------------------------

                                                  APPLICATION/
    GRANTOR                                       REGISTRATION
                     COUNTRY          MARK             NO.        APP/REG DATE
--------------------------------------------------------------------------------
TB Wood's        United States   FIRST IN        73/526,310/     3/11/1985/
Enterprises,                     COUPLINGS       1,361,466       9/24/1985
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   FORM-FLEX       75/273,175/     4/11/1997/
Enterprises,                                     2,152,362       4/21/1998
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   IMD             75/272,935/     4/11/1997/
Enterprises,                                     2,261,432       7/13/1999
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   NLS             75/273,181/     4/11/1997/
Enterprises,                                     2,152,366       4/21/1998
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   PDA-TRAC        78/329,999      11/19/2003/
Enterprises,                                     2,986,366       8/16/2005
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   PETRO-TRAC      78/052,072/     3/8/2001/
Enterprises,                                     2,641,082       10/22/2002
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   POOLE           75/251,697/     2/28/1997/
Enterprises,                                     2,191,918       9/29/1998
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   QT POWER CHAIN  76/403,299/     5/2/2002/
Enterprises,                                     2,723,745       6/10/2003
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   ROTO-CAM        72/285,223/     11/20/1967/
Enterprises,                                     859,263         10/29/1968
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   ROTO-CONE       72/015,359/     9/10/1956/
Enterprises,                                     676,279         3/31/1959
Inc.
--------------------------------------------------------------------------------

                                                  APPLICATION/
    GRANTOR                                       REGISTRATION
                     COUNTRY          MARK             NO.        APP/REG DATE
--------------------------------------------------------------------------------
TB Wood's        United States   SPEEDLIGN       78/350,700/     1/12/2004/
Enterprises,                                     2,991,827       9/6/2005
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   S-TRAC          75/272,936/     4/11/1997/
Enterprises,                                     2,257,668       6/29/1999
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   SUPERSTART      74/104,389/     10/9/1990/
Enterprises,                                     1,686,040       5/12/1992
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   SURE GRIP       71/640,418/     1/6/1953/
Enterprises,                     (stylized)      645,415         5/14/1957
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   SURE-FLEX       72/043,720/     1/9/1958/
Enterprises,                                     668,649         10/21/1958
Inc.                             (stylized)
--------------------------------------------------------------------------------
TB Wood's        United States   SURE-GRIP       71/575,508/     3/15/1949/
Enterprises,                                     646,423         6/4/1957
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   SURE-GRIP       73/136,699/     8/8/1977/
Enterprises,                                     1,109,150       12/19/1978
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   TRUETUBE        75/273,177/     4/11/1997/
Enterprises,                                     2,152,364       4/21/1998
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   ULTRACON        72/300,318/     6/13/1968/
Enterprises,                                     862,655         12/31/1968
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   ULTRACON II     75/273,179/     4/11/1997/
Enterprises,                                     2,150,835       4/14/1998
Inc.
--------------------------------------------------------------------------------

                                                  APPLICATION/
    GRANTOR                                       REGISTRATION
                     COUNTRY          MARK             NO.        APP/REG DATE
--------------------------------------------------------------------------------
TB Wood's        United States   ULTRA-HELIX     75/559,570/     9/25/1998/
Enterprises,                                     2,351,349       5/23/2000
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   ULTRA-V         73/001,734/     10/9/1973/
Enterprises,                                     1,001,969       1/21/1975
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   ULTRA-V         73/003,203/     10/10/1973/
Enterprises,                                     1,001,970       1/21/1975
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   U-TROL          73/104,511/     10/26/1976/
Enterprises,                                     1,070,167       7/26/1977
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   VAR-A-CONE      75/273,180/     4/11/1997/
Enterprises,                                     2,152,365       4/21/1998
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   W TB WOOD'S     75/107,136/     5/20/1996/
Enterprises,                     (and design)    2,059,245       5/6/1997
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   WIN-TRAC        78/306,778/     9/29/2003/
Enterprises,                                     2,961,309       6/7/2005
Inc.
--------------------------------------------------------------------------------
TB Wood's        United States   WOOD'S@WORK     76/402,992/     5/2/2002/
Enterprises,                                     2,801,090       12/30/2003
Inc.
--------------------------------------------------------------------------------